PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                       STRONG ADVISOR MID CAP GROWTH FUND
                                 CLASSES A, B, C

                       STRONG ADVISOR MID CAP GROWTH FUND
                                     CLASS Z

                Supplement to the Prospectuses dated May 1, 2003

CLOSING OF THE FUND. Effective after the close of the market on August 22, 2003, the Strong Advisor Mid Cap Growth Fund will be closed to new investors.

REORGANIZATION AND MEETING OF SHAREHOLDERS. On August 1, 2003, the Strong Advisor Mid Cap Growth and Strong Growth Funds' Board of Directors approved the reorganization of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund and called for a meeting of the shareholders of the Strong Advisor Mid Cap Growth Fund to be held on October 31, 2003, at which shareholders will vote on whether to approve a plan of reorganization. The Board of Directors believes the reorganization is in the best interest of shareholders because of the Strong Advisor Mid Cap Growth Fund's small asset size, lack of expected asset growth, and lack of economies of scale. Strong Growth Fund shareholders would benefit from a larger asset base. In addition, the Strong Advisor Mid Cap Growth Fund and Strong Growth Fund have similar investment objectives and investment policies.

Following the necessary approvals at the shareholder meeting, shareholders' accounts in Class A, Class B, Class C, and Class Z of the Strong Advisor Mid Cap Growth Fund will automatically be converted - on a tax-free basis - into Advisor Class, Advisor Class, Class C, and Investor Class shares of the Strong Growth Fund, respectively, with a value equivalent to the value of the account in the Strong Advisor Mid Cap Growth Fund on the conversion date, which is expected to occur in early November. Before the conversion date, if you would like to arrange an exchange or redemption of your Strong Advisor Mid Cap Growth Fund shares, you may call us at the number below. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY RESULT IN A TAX LIABILITY FOR YOU.

If you have any questions, please call us, day or night, at 1-800-368-3863, 24 hours a day, 7 days a week.


EFFECTIVE JUNE 30, 2003.
Mr. Brandon M. Nelson is the sole Portfolio Manager of the Strong Advisor Mid Cap Growth Fund. His biography can be found below.

         BRANDON M. NELSON manages the ADVISOR MID CAP GROWTH FUND. Mr. Nelson joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst designation. He has managed or co-managed the ADVISOR MID CAP GROWTH FUND since March 2003. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. Since October 2000, he has been a manager for equity accounts. Mr. Nelson received a bachelor's degree in business administration from the University of Wisconsin-Madison in 1994, a master's of science degree in finance from the University of Wisconsin-Madison in 1996, and was selected to participate in the Applied Security Analysis Program.



            The date of this Prospectus Supplement is August 4, 2003.


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



            PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                           STRONG LARGE CAP CORE FUND
                                 INVESTOR CLASS

                 Supplement to the Prospectus dated May 1, 2003


CLOSING OF THE FUND. Effective after the close of the market on August 22, 2003, the Strong Large Cap Core Fund will be closed to new investors.

REORGANIZATION AND MEETING OF SHAREHOLDERS. On August 1, 2003, the Strong Large Cap Core and Strong Growth and Income Funds' Board of Directors approved the reorganization of the Strong Large Cap Core Fund into the Investor Class of the Strong Growth and Income Fund and called for a meeting of the shareholders of the Strong Large Cap Core Fund to be held on October 31, 2003, at which shareholders will vote on whether to approve an agreement and plan of reorganization. The Board of Directors believes the reorganization is in the best interest of shareholders because of the Strong Large Cap Core Fund's small asset size, lack of expected asset growth, and lack of economies of scale. Strong Growth and Income Fund shareholders would benefit from a larger asset base. In addition, the Strong Large Cap Core Fund and Strong Growth and Income Fund have similar investment objectives and investment policies.

Following the necessary approvals at the shareholder meeting, shareholders' accounts in the Strong Large Cap Core Fund will automatically be converted - on a tax-free basis - into Investor Class shares of the Strong Growth and Income Fund with a value equivalent to the value of the account in the Strong Large Cap Core Fund on the conversion date, which is expected to occur in early November. Before the conversion date, if you would like to arrange an exchange or redemption of your Strong Large Cap Core Fund shares, you may call us at the number below. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY RESULT IN A TAX LIABILITY FOR YOU.

If you have any questions, please call us, day or night, at 1-800-368-3863, 24 hours a day, 7 days a week.

            The date of this Prospectus Supplement is August 4, 2003.



RT36620 08-03                                              LCC0803/WH2078 08-03